Exhibit 10.1

AMENDED AND RESTATED

WARRANT AGREEMENT

 BETWEEN

 GENERAL GROWTH PROPERTIES, INC.

AND

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,

as WARRANT AGENT

Effective as of October 28, 2013

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4.	REGISTRATION RIGHTS		15

	4.1.	Rule 144 Reporting	15

	4.2.	Obtaining Exchange Listing	15

	4.3.	The Warrant Agent	15

5.	ADJUSTMENTS AND OTHER RIGHTS		15

	5.1.	Stock Dividend; Subdivision or Combination of Common Stock	15

	5.2.	Other Dividends and Distributions	16

	5.3.	Rights Offerings	17

	5.4.	Issuer Tender or Exchange Offers	17

	5.5.	Reorganization, Reclassification, Consolidation, Merger or Sale	18

	5.6.	Other Adjustments	19

	5.7.	Notice of Adjustment	19

6.	CHANGE OF CONTROL		20

	6.1.	Redemption in Connection with a Change of Control Event	20

	6.2.	Public Stock Merger	20

	6.3.	Mixed Consideration Merger	21

	6.4.	The Warrant Agent	21

7.	WARRANT TRANSFER BOOKS		21

8.	WARRANT HOLDERS		22

	8.1.	No Voting Rights	22

	8.2.	Right of Action	23

9.	WARRANT AGENT		23

	9.1.	Nature of Duties and Responsibilities Assumed	23

	9.2.	Compensation and Reimbursement	25

	9.3.	Warrant Agent May Hold Company Securities	25

	9.4.	Resignation and Removal; Appointment of Successor	25

	9.5.	Damages	26

	9.6.	Force Majeure	27

	9.7.	Survival	27

10.	REPRESENTATIONS AND WARRANTIES		27

	10.1.	Representations and Warranties of the Company	27

11.	COVENANTS		27

	11.1.	Reservation of Common Stock for Issuance on Exercise of Warrants	27

	11.2.	Notice of Distributions	27

12.	MISCELLANEOUS		27

	12.1.	Money and Other Property Deposited with the Warrant Agent	27

	12.2.	Payment of Taxes	28

	12.3.	Surrender of Certificates	28

	12.4.	Mutilated, Destroyed, Lost and Stolen Warrant Certificates	28

	12.5.	Removal of Legends	29

	12.6.	Notices	29

	12.7.	Applicable Law; Jurisdiction	30

	12.8.	Persons Benefiting	30

	12.9.	Counterparts	31

	12.10.	Amendments	31

	12.11.	Headings	31

12.12.	Entire Agreement	31

12.13.	Specific Performance	31

List of Exhibits

EXHIBIT A-1 — Form of Series A-1 Warrant Certificate

EXHIBIT A-2 — Form of Series A-2 Warrant Certificate

EXHIBIT B — Form of Assignment

EXHIBIT C — Option Pricing Assumptions / Methodology

SCHEDULE A — Allocations of Warrants to Initial Investors

SCHEDULE B — Warrant Agent Compensation

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AMENDED AND RESTATED WARRANT AGREEMENT

AMENDED AND RESTATED WARRANT AGREEMENT, effective as of October 28, 2013 (together with the Warrants, this “Agreement”), by and between General Growth Properties, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a Delaware limited liability company (together with its successors and assigns, the “Warrant Agent”).

On November 9, 2010, the Company and Mellon Investor Services LLC, a New Jersey limited liability company (“Mellon”), entered into the Warrant Agreement, as amended on March 28, 2013, which the Company and Warrant Agent, as successor to Mellon, now desire to amend and restate with this Agreement.  References to “the date hereof” shall mean November 9, 2010.

WITNESSETH:

WHEREAS, the Company is issuing and delivering warrant certificates (the “Warrant Certificates”) evidencing Warrants to purchase up to an aggregate of 120,000,000 shares of its Common Stock, subject to adjustment, including (a) Series A-1 Warrants to purchase 57,500,000 shares of its Common Stock, subject to adjustment, in connection with that certain Amended and Restated Cornerstone Investment Agreement, effective as of March 31, 2010, by and between Brookfield Retail Holdings (formerly known as REP Investments LLC) and the Company (as amended from time to time, the “Investment Agreement”), (b) Series A-2 Warrants to purchase 41,071,429 shares of its Common Stock, subject to adjustment, in connection with that certain Amended and Restated Stock Purchase Agreement, effective as of March 31, 2010, by and between each of The Fairholme Fund and The Fairholme Focused Income Fund (each a “Fairholme Purchaser”, and collectively, the “Fairholme Purchasers”) and the Company (as amended from time to time, the “Fairholme Stock Purchase Agreement”), (c) Series A-2 Warrants to purchase 16,428,571 shares of its Common Stock in connection with that certain Amended and Restated Stock Purchase Agreement, effective as of March 31, 2010, by and between each of Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd. and Pershing Square International V, Ltd. (each, a “Pershing Square Purchaser”, collectively, the “Pershing Square Purchasers”) and the Company (as amended from time to time, the “Pershing Square Stock Purchase Agreement” and, together with the Fairholme Stock Purchase Agreement, the “Stock Purchase Agreements”) and (d) Series A-1 Warrants to purchase 5,000,000 shares of its Common Stock in connection with the Blackstone Purchase Agreements (as defined herein) and those certain designations, dated as of the date hereof, by and among the Company and each of Brookfield Retail Holdings LLC (formerly known as REP Investments LLC), the Fairholme Purchasers and the Pershing Square Purchasers (the “Blackstone Designations”) pursuant to each of which each Purchaser (as defined herein) has agreed to make an equity investment in the Company upon the terms and subject to the conditions specified therein; and

WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance, transfer, exchange, replacement and exercise of the Warrant Certificates and other matters as provided herein;

NOW, THEREFORE, in consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the record holders of the Warrants, the Company and the Warrant Agent each hereby agree as follows:

1.                                      DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

Affiliate:  of any particular Person means any other Person controlling, controlled by or under common control with such particular Person.  For the purposes of this definition, (i) “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise and (ii) none of the Initial Investors or their Affiliates shall be deemed to “control” the Company or any of the Company’s controlled Affiliates prior to such Initial Investor or Affiliate, as applicable, acquiring or becoming part of the acquiring group for purposes of clauses (i) or (ii) or combining with the Company for purposes of clause (iii) of the definition of Change of Control Event.

Announcement Date:  the meaning set forth in Section 5.4.

Blackstone B Warrant:  means a Warrant (whether held by a Blackstone Investor or by any transferee or any other Person) that was initially issued to a Blackstone Investor pursuant to the Brookfield Purchase Agreement (and the corresponding Blackstone Designation) or its designees in accordance with the last sentence of Section 2.2(a).

Blackstone Designations:  the meaning set forth in the recitals hereto.

Blackstone F/P Warrant:  means a Warrant (whether held by a Blackstone Investor or by any transferee or any other Person) that was initially issued to a Blackstone Investor pursuant to either the Fairholme Purchase Agreement or the Pershing Purchase Agreement (and the corresponding Blackstone Designations) or its designees in accordance with the last sentence of Section 2.2(a).

Blackstone Investors:  means all members, collectively, of the Blackstone Purchaser Group.

Blackstone Purchase Agreements:  means, collectively, the Brookfield Purchase Agreement, the Fairholme Purchase Agreement and the Pershing Purchase Agreement.

Blackstone Purchaser:  means Blackstone Real Estate Partners VI L.P.

Blackstone Purchaser Group:  means the Blackstone Purchaser, Blackstone Real Estate Partners (AIV) VI L.P., Blackstone Real Estate Partners VI.F L.P., Blackstone Real Estate Partners VI.TE.1 L.P., Blackstone Real Estate Partners VI.TE.2 L.P., Blackstone Real Estate Holdings VI L.P. and Blackstone GGP Principal Transaction Partners L.P. and their respective investment managers and their respective “controlled Affiliates”.  For such purpose, one or more investment funds under common investment management shall constitute “controlled Affiliates” of their investment manager.

Board:  the board of directors of the Company.

Brookfield Consortium Member:  as defined in the Investment Agreement.

Brookfield Investors:  means, collectively, the Brookfield Consortium Members.

Brookfield Purchase Agreement:  means that certain Purchase Agreement, dated as of August 2, 2010, by and between REP Investments LLC and the Blackstone Purchaser.

Brookfield Purchaser:  the Purchaser defined in the Investment Agreement.

Brookfield Warrant:  means a Warrant (whether held by Brookfield Purchaser or a Brookfield Consortium Member or by any transferee or any other Person) that was initially issued to Brookfield Retail Holdings LLC (formerly known as REP Investments LLC), a Delaware limited liability company, pursuant to the Investment Agreement or its designees in accordance with the last sentence of Section 2.2(a).

Business Day:  any day that is not a Saturday, Sunday, or a day on which banks in the states of New York or New Jersey are required or permitted to be closed.

Cash Consideration Ratio:  means, in connection with a Mixed Consideration Merger, a fraction, (i) the numerator of which shall be the aggregate Fair Market Value of cash and all other property (other than Public Stock) that holders of Common Stock will receive for each such share of Common Stock in connection with such Mixed Consideration Merger, and (ii) the denominator of which shall be the Fair Market Value of all of the consideration holders of Common Stock will receive for each such share of Common Stock in connection with such Mixed Consideration Merger; provided, that, if the holders of Common Stock have the opportunity to elect the consideration to be received in such Mixed Consideration Merger, the Cash Consideration Ratio shall be determined by reference to the weighted average of the types and amounts of consideration received in such transaction in respect of shares of Common Stock held by holders who are not affiliated with the Company or any entity acquiring the Company.

Certificate of Incorporation:  the Company’s certificate of incorporation (or equivalent organizational document), as amended from time to time.

Change of Control Event:  an event or series of events, by which (i) any Person or group of Persons shall have acquired beneficial ownership (within the meaning of Rule 13d-3(a) promulgated by the SEC under the Exchange Act), directly or indirectly, of fifty percent (50%) or more (by voting power) of the outstanding shares of Voting Securities, (ii) all or substantially all of the consolidated assets of the Company are sold, leased (other than leases to tenants in the ordinary course of business), exchanged or transferred to any Person or group of Persons, (iii) the Company is consolidated, merged, amalgamated, reorganized or otherwise enters into a similar transaction in which it is combined with another Person (in each case, other than pursuant to the Plan), unless shares of Common Stock held by holders who are not affiliated with the Company or any entity acquiring the Company remain unchanged or are exchanged for, converted into or constitute solely (except to the extent of applicable appraisal rights or cash received in lieu of fractional shares) the right to receive as consideration Public Stock and the Persons who beneficially own the outstanding Voting Securities of the Company immediately before consummation of the transaction beneficially own a majority (by voting power) of the outstanding Voting Securities of the combined or surviving entity or new parent immediately thereafter, (iv) the Company engages in a reclassification or similar transaction pursuant to which shares of Common Stock are converted into the right to receive anything other than Public Stock, or (v) the holders of capital stock of the Company have approved any plan or proposal for the liquidation or dissolution of the Company; provided that with respect to an election by any Holder pursuant to Section 6.1, no event or series of events shall constitute a Change of Control Event if (x) such event or series of events is not approved by a majority of the disinterested directors of the Company and (y) such Holder or any of its Affiliates is the acquiror or part of the acquiring group for purposes of clause (i) or (ii) above or is combined with the Company for purposes of clause (iii) above.  For purposes of this definition, a “group” means a group of Persons within the meaning of Rule 13d-5 under the Exchange Act.

Change of Control Exchange: means the exchange of Warrants for shares of Common Stock to a Holder (x) upon the election of such Holder in accordance with Section 6.1, (y) pursuant to Section 6.2(b) or (z) upon the election of the Company in accordance with Section 6.3(a)(i) or automatically pursuant to Section 6.3(b).

Closing Sale Price:  as of any date, the last reported per share sales price of a share of Common Stock or the applicable security on such date (or, if no last reported sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices on such date) as reported on the New York Stock Exchange, or if the Common Stock or such other security is not listed on the New York Stock Exchange, as reported by the principal U.S. national or regional securities exchange or quotation system on which the Common Stock or such other security is then listed or quoted; provided, however, that in the absence of such listing or quotations, the Closing Sale Price shall be determined by an Independent Financial Expert appointed for such purpose, using one or more valuation methods that the Independent Financial Expert in its best professional judgment determines to be most appropriate, assuming such Common Stock or securities are fully distributed and are to be sold in an arm’s-length transaction and there was no compulsion on the part of any party to such sale to buy or sell and taking into account all relevant factors.

Code:  the U.S. Internal Revenue Code of 1986, as amended.

Common Stock:  the common stock, par value $0.01, of the Company.

Company:  the meaning set forth in the preamble to this Agreement and its successors and assigns.

Conversion Value: the meaning set forth in Section 6.1(b).

Distribution:  the meaning set forth in Section 5.2.

Exchange Act:  the U.S. Securities Exchange Act of 1934, as amended.

Exercise Date:  the meaning set forth in Section 3.4.

Exercise Price:  means (i) for each Fairholme/Pershing Warrant, $10.50 per share, (ii) for each Brookfield Warrant, $10.75 per share, (iii) for each Blackstone F/P Warrant, $10.50 per share and (iv) for each Blackstone B Warrant, $10.75 per share, in each case subject to all adjustments made on or prior to the date of exercise thereof as herein provided.

Expiration Date:  the meaning set forth in Section 3.3.

Fairholme Investors:  all members, collectively, of the Fairholme Purchaser Group.

Fairholme/Pershing Warrant:  means a Warrant (whether held by a Fairholme Investor, Pershing Investor or by any transferee or any other Person) that was initially issued to a Fairholme Investor or Pershing Investor pursuant to one of the Stock Purchase Agreements or any of their designees in accordance with the last sentence of Section 2.2(a).

Fairholme Purchase Agreement:  means that certain Purchase Agreement, dated as of August 2, 2010, by and between the Fairholme Purchasers and the Blackstone Purchaser.

Fairholme Purchasers:  the meaning set forth in the recitals hereto.

Fairholme Purchaser Group:  the Purchaser Group defined in the Fairholme Stock Purchase Agreement.

Fairholme Stock Purchase Agreement:  the meaning set forth in the recitals hereto.

Fair Market Value:

(i)                                in the case of shares or securities, the average of the daily volume weighted average prices per share of such shares or securities for the ten consecutive trading days immediately preceding the day as of which Fair Market Value is being determined, as reported on the New York Stock Exchange, or if such shares or securities are not listed on the New York Stock Exchange, as reported by the principal U.S. national or regional securities exchange or quotation system on which such shares or securities are then listed or quoted; provided, however, if (x) such shares or securities are not listed or quoted on the New York Stock Exchange or any U.S. national or regional securities exchange or quotations system or (y) a transaction impacting such shares or securities makes it unjust or inequitable to value such shares or securities in the manner provided above as reasonably determined in good faith by the Board, then the Fair Market Value of such securities shall be the fair market value per share or unit of such shares or securities as determined by an Independent Financial Expert appointed for such purpose, using one or more valuation methods that the Independent Financial Expert in its best professional judgment determines to be most appropriate, assuming such shares or other securities are fully distributed and are to be sold in an arm’s-length transaction and there was no compulsion on the part of any party to such sale to buy or sell and taking into account all relevant factors.

(ii)                             in the case of cash, the amount thereof.

(iii)                          in the case of other property, the Fair Market Value of such property shall be the fair market value thereof as determined by an Independent Financial Expert appointed for such purpose, using one or more valuation methods that the Independent Financial Expert in its best professional judgment determines to be most appropriate, assuming such property is to be sold in an arm’s-length transaction and there was no compulsion on the part of any party to such sale to buy or sell and taking into account all relevant factors.

Full Physical Settlement:  the settlement method with respect to Series A-1 Warrants pursuant to which an exercising Holder shall be entitled to receive from the Company, for each Warrant exercised, a number of shares of Common Stock equal to the Full Physical Share Amount in exchange for payment by the Holder of the aggregate Exercise Price applicable to such Warrant.

Full Physical Share Amount:  the meaning set forth in Section 3.4.

Holders:  from time to time, the holders of the Warrants and, unless otherwise provided or indicated herein, the holders of the Warrant Securities, solely in their capacity as such.

Independent Financial Expert:  a nationally recognized financial advisory firm mutually agreed by the Company and the Majority Holders. If the Company and the Majority Holders are unable to agree on an Independent Financial Expert for a valuation contemplated herein, each of them shall choose promptly a separate Independent Financial Expert and these two Independent Financial Experts shall choose promptly a third Independent Financial Expert to conduct such valuation.

Initial Investor:  means, as applicable, (i) the Fairholme Purchasers, (ii) Pershing Square Capital Management, L.P. and the Pershing Square Purchasers, (iii) the Brookfield Purchaser; provided that, solely for the purposes of this definition, in the event the Brookfield Purchaser is not in existence, the Brookfield Purchaser shall be Brookfield Asset Management Inc. or an Affiliate designated by Brookfield Asset Management Inc and (iv) the Blackstone Purchaser.

Investment Agreement:  the meaning set forth in the recitals hereto.

Majority Holders:  means at any time Holders of a majority in number of the outstanding Warrants not held by the Company or any of the Company’s Affiliates.

Mixed Consideration Merger:  means an event described in clause (iii) of the definition of Change of Control Event pursuant to which all of the outstanding shares of Common Stock held by holders who are not affiliated with the Company or any entity acquiring the Company are exchanged for, converted into or constitute solely (except to the extent of applicable appraisal rights or cash received in lieu of fractional shares) the right to receive as consideration a combination of (i) Public Stock and (ii) other securities, cash or other property.

Net Share Amount:  the meaning set forth in Section 3.4.

Net Share Settlement:  the settlement method for Series A-1 Warrants, if elected in accordance with Section 3.4, and for Series A-2 Warrants pursuant to which an exercising

Holder shall be entitled to receive from the Company, for each Warrant exercised, a number of shares of Common Stock equal to the Net Share Amount without any payment therefor.

Organic Change:  the meaning set forth in Section 5.5.

Pershing Investors:  all members, collectively, of the Pershing Purchaser Group.

Pershing Square Purchasers:  the meaning set forth in the recitals hereto.

Pershing Purchase Agreement:  means that certain Purchase Agreement, dated as of August 2, 2010, by and between the Pershing Purchasers and the Blackstone Purchaser.

Pershing Purchaser Group:  the Purchaser Group defined in the Pershing Stock Purchase Agreement.

Pershing Square Stock Purchase Agreement:  the meaning set forth in the recitals hereto.

Pershing Square Warrant Vesting Date:  the meaning set forth in Section 2.2(b).

Person:  any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, limited liability partnership, trust, unincorporated organization or government or any agency or political subdivision thereof.

Plan:  the plan of reorganization as contemplated by the Plan Term Sheet attached as Exhibit A to the Investment Agreement and Stock Purchase Agreements.

Preliminary Change of Control Event:  with respect to the Company, the first public announcement that describes the economic terms of a transaction that results in a Change of Control Event.

Premium Per Post-Tender Share:  the meaning set forth in Section 5.4.

Public Stock:  means common stock listed on a recognized U.S. national securities exchange with an aggregate market capitalization (held by non-Affiliates of the issuer) in excess of $1 billion in Fair Market Value.

Purchaser Group:  (a) means with respect to Brookfield Purchaser, the Brookfield Consortium Members, (b) with respect to Fairholme Purchasers, the Fairholme Purchaser Group, (c) with respect to Pershing Square Purchasers, the Pershing Purchaser Group and (d) with respect to the Blackstone Purchaser, the Blackstone Purchaser Group.

Public Stock Merger:  means an event described in clause (iii) of the definition of Change of Control Event pursuant to which all of the outstanding shares of Common Stock held by holders who are not affiliated with the Company or any entity acquiring the Company are exchanged for, converted into or constitute solely (except to the extent of applicable appraisal rights or cash received in lieu of fractional shares) the right to receive as consideration Public Stock.

Purchaser:  means each of the Blackstone Purchasers, the Brookfield Purchaser, the Fairholme Purchasers and the Pershing Square Purchasers.

Redemption Value: the meaning set forth in Section 6.1(b).

Registration Rights Agreements:  means those certain registration rights agreements, dated as of the date hereof, between the Company, and separately, each of (i) the Pershing Investors and Blackstone Real Estate Partners VI L.P., a Delaware limited partnership, Blackstone Real Estate Partners (AIV) VI L.P., a Delaware limited partnership, Blackstone Real Estate Partners VI.F L.P., a Delaware limited partnership, Blackstone Real Estate Partners VI.TE.1 L.P., a Delaware limited partnership, Blackstone Real Estate Partners VI.TE.2 L.P., a Delaware limited partnership, Blackstone Real Estate Holdings VI L.P., a Delaware limited partnership, and Blackstone GGP Principal Transaction Partners L.P., a Delaware limited partnership, (ii) the Fairholme Investors and (iii) Brookfield Retail Holdings LLC (formerly known as REP Investments LLC), a Delaware limited liability company, Brookfield Retail Holdings II LLC, a Delaware limited liability company, Brookfield Retail Holdings III LLC, a Delaware limited liability company, Brookfield Retail Holdings IV-A LLC, a Delaware limited liability company, Brookfield Retail Holdings IV-D LLC, a Delaware limited liability company, Brookfield Retail Holdings V LP, a Delaware limited partnership, and Brookfield US Retail Holdings LLC, a Delaware limited liability company.

Rule 144:  means such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

Sale:  the meaning set forth in Section 3.6(a) of this Agreement.

SEC:  the U.S. Securities and Exchange Commission.

Securities Act:  the U.S. Securities Act of 1933, as amended.

Securities Exchange Act:  the U.S. Securities Exchange Act of 1934, as amended.

Sell: the meaning set forth in Section 3.6(a) of this Agreement.

Series A-1 Warrants:  the Series A-1 Warrants issued by the Company from time to time pursuant to this Agreement.

Series A-2 Warrants:  the Series A-2 Warrants issued by the Company from time to time pursuant to this Agreement.

Settlement Date:  means, in respect of a Warrant that is exercised hereunder, a reasonable time, not to exceed three Business Days, immediately following the Exercise Date for such Warrant.

Stock Consideration Ratio:  means, in connection with a Mixed Consideration Merger, 1 — the Cash Consideration Ratio for such Mixed Consideration Merger.

Stock Dividend:  the meaning set forth in Section 5.1.

Stock Purchase Agreements:  the meaning set forth in the recitals to this Agreement.

Supermajority Holders:  means at any time Holders of two-thirds or greater in number of the outstanding Warrants not held by the Company or any of the Company’s Affiliates.

Underlying Common Stock:  the shares of Common Stock issuable or issued upon the exercise of the Warrants.

Voting Securities:  means any securities of the Company, surviving entity or parent, as applicable, having power generally to vote in the election of directors of the Company, surviving entity or parent, as applicable.

Warrant Agent:  the meaning set forth in the preamble to this Agreement.

Warrant Certificates:  the meaning set forth in the recitals to this Agreement.

Warrant Registrar:  the meaning set forth in Article 7.

Warrant Securities:  the meaning set forth in Section 3.6(a).

Warrants:  the Series A-1 Warrants and the Series A-2 Warrants.

2.                                      ORIGINAL ISSUE OF WARRANTS.

2.1                               Form of Warrant Certificates. The Warrant Certificates shall be in registered form only and substantially in the form attached hereto as Exhibit A-1, with respect to Series A-1 Warrants, and Exhibit A-2, with respect to Series A-2 Warrants, with such appropriate instructions, omissions, substitutions and other variations as are required or permitted by this Agreement (but which do not affect the rights, duties or responsibilities of the Warrant Agent) shall be dated the date on which countersigned by the Warrant Agent and may have such legends and endorsements typed, stamped, printed, lithographed or engraved thereon as required by the Certificate of Incorporation or as may be required to comply with any law or with any rule or regulation pursuant thereto or with any rule or regulation of any securities exchange on which the Warrants may be listed.

2.2                               Execution and Delivery of Warrant Certificates; Vesting.

(a)                                 Simultaneously with the execution of this Agreement, Warrant Certificates evidencing such total number of Warrants to be delivered to each Initial Investor as set forth on Schedule A shall be executed by the Company and delivered to the Warrant Agent for countersignature, by manual or facsimile signature, and the Warrant Agent shall thereupon countersign and deliver such Warrant Certificates to each Initial Investor (or their designee(s) in accordance with the last sentence of this Section 2.2(a)).  The Warrant Certificates shall be executed on behalf of the Company by its President or a Vice President, either manually or by facsimile signature printed thereon.  Each Initial Investor, in its sole discretion, may designate that some or all of its Warrants and Warrant Certificates be issued in the name of, and delivered to, one or more of the members of its Purchaser Group.

(b)                                 Solely with respect to the Warrants delivered pursuant to the Pershing Square Stock Purchase Agreement, such Warrants (i) shall not vest or be exercisable prior to the New Warrant Vesting Date (as defined in the Pershing Square Stock Purchase Agreement) (the “Pershing Square Warrant Vesting Date”) and (ii) shall expire and not vest if, after the date hereof but prior to the Pershing Square Warrant Vesting Date, all (but not less than all) of the outstanding shares of Common Stock shall have been acquired by any single Person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act, and the rules and regulations promulgated thereunder) of Persons, other than the Company, any Initial Investor or any Affiliate of the Company or any Initial Investor, in a full cash tender offer or in a full cash merger transaction that, in each case, has been approved after the date hereof by the Board.

(c)                                  From time to time, the Warrant Agent shall countersign and deliver Warrant Certificates in required denominations to Persons entitled thereto in connection with any transfer or exchange permitted under this Agreement. The Warrant Agent is hereby irrevocably (but subject to Article 9) authorized to countersign and deliver Warrant Certificates as required by Section 2.2, Section 3.4, Article 7, and Section 12.4 or otherwise as provided herein. The Warrant Certificates shall be executed on behalf of the Company by its President or a Vice President, either manually or by facsimile signature printed thereon. The Warrant Certificates shall be countersigned by the Warrant Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company whose signature shall have been placed upon any of the Warrant Certificates shall cease to be such officer of the Company before countersignature by the Warrant Agent and issue and delivery thereof, such Warrant Certificates may, nevertheless, be countersigned by the Warrant Agent, either manually or by facsimile signature printed thereon, and issued and delivered with the same force and effect as though such Person had not ceased to be such officer of the Company.

(d)                                 No Warrant Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose, and no Warrant evidenced thereby may be exercised, unless such Warrant Certificate has been countersigned by the manual or facsimile signature of the Warrant Agent.  Such signature by the Warrant Agent upon any Warrant Certificate executed by the Company shall be conclusive evidence that such Warrant Certificate has been duly issued under the terms of this Agreement.

3.                                      EXERCISE PRICE; EXERCISE OF WARRANTS AND EXPIRATION OF WARRANTS.

3.1                               Exercise Price.  Each Warrant Certificate shall, when countersigned by the Warrant Agent, entitle the Holder thereof, subject to the provisions of this Agreement, to purchase, except as provided in Section 3.3 hereof, one share of Common Stock for each Warrant represented thereby, subject to all adjustments made on or prior to the date of exercise thereof, at the applicable Exercise Price.

3.2                               Exercise of Warrants.  The Warrants shall be exercisable in whole or in part from time to time on any Business Day beginning on the date hereof and ending on the Expiration Date, in the manner provided for herein; provided, that solely with respect to the exercise any time prior to the date that is 180 days prior to the Expiration Date of any Warrant held at the time of exercise by a Fairholme or Pershing Investor, such Fairholme or Pershing Investor must have delivered written notice of its intent to exercise such Warrant to the Company 90 days prior to the Exercise Date of such Warrant and no exercise of such Warrant shall be effective until such 90-day period has lapsed.

3.3                               Expiration of Warrants.  Any unexercised Warrants shall expire and the rights of the Holders of such Warrants to purchase Underlying Common Stock shall terminate at the close of business on November       , 2017 (the “Expiration Date”).

3.4                               Method of Exercise; Settlement of Warrant.  In order to exercise a Warrant, the Holder thereof must (i) surrender the Warrant Certificate evidencing such Warrant to the Warrant Agent, with the form on the reverse of or attached to the Warrant Certificate properly completed and duly executed (the date of the surrender of such Warrant Certificate, the “Exercise Date”), and (ii) with respect to Series A-1 Warrants for which Net Share Settlement is not elected, deliver in full the aggregate Exercise Price then in effect for the shares of Underlying Common Stock as to which a Warrant Certificate is submitted for exercise, not later than the Settlement Date as more fully set forth herein.  Full Physical Settlement shall apply to each Series A-1 Warrant unless the Holder elects for Net Share Settlement to apply upon exercise of such Warrant.  Only Net Share Settlement shall apply (and shall be automatically deemed to have been irrevocably elected) upon exercise of each Series A-2 Warrant.  The election of Net Share Settlement shall be made in the form on the reverse of or attached to the Warrant Certificate for each Series A-1 Warrant.

(a)                                 If Full Physical Settlement is applicable with respect to the exercise of a Warrant, then, for each Series A-1 Warrant exercised hereunder (i) prior to 11:00 a.m., New York City time, on the Settlement Date for such Warrant, the Holder shall pay the aggregate Exercise Price (determined as of such Exercise Date) for the number of shares of Common Stock obtainable upon exercise of such Warrant at such time by federal wire or other immediately available funds payable to the order of the Company to the account maintained by the Warrant Agent and notified to the Holder upon request of the Holder, and (ii) on the Settlement Date, following receipt by the Warrant Agent of such Exercise Price, the Company shall cause to be delivered to the Holder the number of shares of Common Stock obtainable upon exercise of each Series A-1 Warrant at such time (the “Full Physical Share Amount”), together with cash in respect of any fractional shares of Common Stock as provided in Section 3.4(f).

(b)                                 If Net Share Settlement is applicable with respect to the exercise of a Warrant, then, for each Warrant exercised hereunder, on the Settlement Date for such Warrant, the Company shall cause to be delivered to the Holder a number of shares of Common Stock (which in no event will be less than zero) (the “Net Share Amount”) equal to (i) the number of shares of Common Stock issuable upon exercise of such Warrant at such time, multiplied by (ii) the Closing Sale Price on the relevant Exercise Date, minus the Exercise Price (determined as of such Exercise Date), divided by (iii) such Closing Sale Price, together with cash in respect of any fractional shares of Common Stock as provided in Section 3.4(f).  The Warrant Agent shall not take any action under this Section unless and until the Company has provided it with written instructions containing the Net Share Amount.  The Warrant Agent shall have no duty or obligation to investigate or confirm whether the Company’s determination of the number of the Net Share Amount is accurate or correct.

(c)                                  Upon surrender of a Warrant Certificate to the Warrant Agent in conformity with the foregoing provisions and, in the event of Full Physical Settlement of a Series A-1 Warrant, receipt by the Warrant Agent of the Exercise Price therefor, the Warrant Agent shall thereupon promptly notify the Company, and the Company shall instruct its transfer agent to transfer to the Holder of such Warrant Certificate appropriate evidence of ownership of any shares of Underlying Common Stock or other securities or property to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, such name or names as may be directed in writing by the Holder, and shall deliver such evidence of ownership to the Person or Persons entitled to receive the same, together with cash in respect of any fractional shares of Common Stock as provided in Section 3.4(f), provided that if the Holder shall direct that such securities be registered in a name other than that of the Holder, such direction shall be tendered in conjunction with a signature guarantee by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent, and any other reasonable evidence of authority that may be required by the Warrant Agent.  Upon surrender of a Warrant Certificate to the Warrant Agent in conformity with subsection (a) above and, in the event of Full Physical Settlement of a Series A-1 Warrant, receipt by the Warrant Agent of the Exercise Price therefor, a Holder shall be deemed to own and have all of the rights associated with any Underlying Common Stock or other securities or property to which such Holder is entitled pursuant to this Agreement upon the surrender of a Warrant Certificate in accordance with this Agreement.

(d)                                 The Company acknowledges that the bank accounts maintained by the Warrant Agent in connection with its performance under this Agreement shall be in the Warrant Agent’s name and that the Warrant Agent may receive investment earnings in connection with the investment at the Warrant Agent’s risk and for its benefit of funds held in those accounts from time to time.  The Warrant Agent shall remit any payments received in connection with the exercise of Warrants to the Company as soon as practicable and in any event within three Business Days by federal wire or other immediately available funds to an account selected by the Company and notified in writing to the Warrant Agent.

(e)                                  If fewer than all the Warrants represented by a Warrant Certificate are surrendered, such Warrant Certificate shall be surrendered and a new Warrant Certificate of the same tenor and for the number of Warrants that were not surrendered shall promptly be executed and delivered to the Warrant Agent by the Company. The Warrant Agent shall promptly countersign, by either manual or facsimile signature, the new Warrant Certificate, register it in such name or names as may be directed in writing by the Holder and deliver the new Warrant Certificate to the Person or Persons entitled to receive the same.

(f)                                   The Company shall not be required to issue any fraction of a share of Common Stock upon exercise of any Warrants; provided, that, if more than one Warrant shall be exercised hereunder at one time by the same Holder, the number of full shares of Common Stock which shall be issuable upon exercise thereof shall be computed on the basis of all Warrants so exercised, and shall include the aggregation of all fractional shares of Common Stock issuable upon exercise of such Warrants.  If after giving effect to the aggregation of all shares of Common Stock (and fractions thereof) issuable upon exercise of Warrants by the same Holder at one time as set forth in the previous sentence, any fraction of a share of Common Stock would, except for the provisions of this Section 3.4(f), be issuable on the exercise of any Warrant or

Warrants, the Company shall pay the Holder cash in lieu of such fractional share valued at the Closing Sale Price on the Exercise Date.

3.5                               Transferability of Warrants and Common Stock.  Except as any Holder may otherwise agree in writing, any Warrants, all rights with respect thereto and any shares of Underlying Common Stock may be sold, transferred or disposed of, in whole or in part, without any requirement of obtaining the consent of the Company to so sell, transfer or dispose of, provided that any such sale, transfer or disposition shall be in accordance with the terms of this Agreement, including, without limitation, Article 7 hereof.

3.6                               Compliance with Law.  (a) To the extent the Warrants or Common Stock issued upon exercise of the Warrants are “Registrable Securities” under the Registration Rights Agreements (“Warrant Securities”), no Series A-1 Warrant may be exercised using Full Physical Settlement (and the Warrant Agent shall be under no obligation to process any such exercise) and no such Warrant Securities may be sold, transferred, hypothecated, pledged or otherwise disposed of (any such sale, transfer or other disposition, a “Sale”, and the action of making any such sale, transfer or other disposition, to “Sell”), except in compliance with applicable Federal and state securities and other applicable laws and this Section 3.6.

(b)                                 A Holder may exercise its Warrants if it is an “accredited investor” or a “qualified institutional buyer”, as defined in Regulation D and Rule 144A under the Securities Act, respectively, and a Holder may Sell its Warrant Securities to a transferee that is an “accredited investor” or a “qualified institutional buyer”, as such terms are defined in Regulation D and Rule 144A under the Securities Act, respectively, provided that each of the following conditions is satisfied:

(i)                                     such Holder or transferee, as the case may be, provides certification establishing to the reasonable satisfaction of the Company that it is an “accredited investor”;

(ii)                                  such Holder or transferee represents to the Company in writing that it is acquiring the applicable Warrant Securities for its own account and that it is not acquiring such Warrant Securities with a view to, or for offer or Sale in connection with, any distribution thereof (within the meaning of the Securities Act) that would be in violation of the securities laws of the United States or any applicable state thereof, but subject, nevertheless, to the disposition of its property being at all times within its control;

(iii)                               such Holder or transferee agrees to be bound by the provisions of this Section 3.6 with respect to any exercise of the Warrants and any Sale of the Warrant Securities; and

(iv)                              such Holder or transferee represents and warrants in writing to the Company that the Holder or transferee has sufficient knowledge and experience in investment transactions of this type to evaluate the merits and risks of its exercise or purchases, as applicable.

(c)                                  A Holder may exercise its Warrants and may Sell its Warrant Securities in accordance with Regulation S under the Securities Act.

(d)                                 A Holder may exercise its Warrants and may Sell its Warrant Securities if:

(i)                                     such Holder gives written notice to the Company of its intention to exercise or effect such Sale, which notice shall describe the manner and circumstances of the proposed transaction in reasonable detail;

(ii)                                  such notice includes a customary opinion from internal or external counsel to the Holder to the effect that, in either case, such proposed exercise or Sale may be effected without registration under the Securities Act or under applicable blue sky laws; and

(iii)                               such Holder or transferee complies with Sections 3.6(b)(ii), 3.6(b)(iii), and 3.6(b)(iv).

(e)                                  subject to Section 12.5, each certificate representing Warrant Securities shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY BE OFFERED, SOLD OR TRANSFERRED ONLY IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS AND SUBJECT TO THE PROVISIONS OF THE WARRANT AGREEMENT DATED AS OF NOVEMBER       , 2010 BETWEEN GENERAL GROWTH PROPERTIES, INC. (THE “COMPANY”), AND MELLON INVESTOR SERVICES LLC, AS WARRANT AGENT. A COPY OF SUCH WARRANT AGREEMENT IS AVAILABLE AT THE OFFICES OF THE COMPANY.

(f)                                   [Intentionally omitted.]

(g)                                  the provisions of Section 3.6 shall not apply to, and any Holder may exercise its Warrants or may Sell its Warrant Securities:

(i)                                     in a transaction that is registered under the Securities Act; and

(ii)                                  in a transaction pursuant to Rule 144 of the Exchange Act; and

(iii)                               in a transaction following receipt of a legal opinion of counsel to a Holder that the applicable Warrant Securities are eligible for resale by the Holder without volume limitations or other limitations under Rule 144; and

(iv)                              with respect to an exercise of a Warrant, in an exercise using Net Share Settlement.

(h)                                 The Warrant Agent shall not take any action with respect to a Sale of Warrant Securities under this Section 3.6 unless and until it has received appropriate instructions from the Company and a certification of compliance with these provisions from the Company.

4.                                      REGISTRATION RIGHTS.

4.1                               Rule 144 Reporting.  With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Warrant Securities to the public without registration, the Company agrees, so long as it is subject to the periodic reporting requirements of the Securities Act, to use its reasonable best efforts to:

(a)                                 make and keep public information available, as those terms are understood and defined in Rule 144(c)(1) or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement;

(b)                                 file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c)                                  so long as the Holders own any Warrant Securities, furnish to such Holders forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act; and such other reports and documents as any Initial Investor or Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

4.2                               Obtaining Exchange Listing.  The Company will file a listing application for listing on the exchange on which the then outstanding Common Stock is listed with respect to the Underlying Common Stock as soon as practicable after the date hereof.  The Company shall use reasonable best efforts to list the Warrants, and maintain such listing, on such exchange or, if not possible, another U.S. national securities exchange, in connection with any proposed underwritten distribution of the Warrants that meets the applicable listing criteria.  A copy of any opinion of counsel accompanying a listing application by the Company with respect to the Underlying Common Stock or Warrants shall be furnished to the Warrant Agent, together with a letter to the effect that the Warrant Agent may rely on the statements made in such opinion.

4.3                               The Warrant Agent.  The Warrant Agent shall have no duties or obligations under the Registration Rights Agreements and shall have no duty to monitor or enforce the Company’s compliance with this Article 4 or the Registration Rights Agreements.

5.                                      ADJUSTMENTS AND OTHER RIGHTS.

5.1                               Stock Dividend; Subdivision or Combination of Common Stock.  If the Company at any time issues to holders of the Common Stock a dividend payable solely in, or other distribution solely of, Common Stock (a “Stock Dividend”), the Exercise Price in effect at the close of business on the record date for such dividend or distribution shall be reduced immediately thereafter to the price determined by multiplying such Exercise Price by the quotient of (x) the number of shares of Common Stock outstanding at the close of business on such record date divided by (y) the sum of such number of shares and the total number of shares constituting such dividend or other distribution.  If the Company at any time subdivides or combines (by stock split, reverse stock split, recapitalization or otherwise) the outstanding Common Stock into a greater or smaller number of shares, the Exercise Price in effect immediately prior to the time of effectiveness of such subdivision or combination shall be adjusted at such time of effectiveness to the price determined by multiplying such Exercise Price by the quotient of (x) the number of shares of Common Stock outstanding immediately prior to such time of effectiveness divided by (y) the number of shares of Common Stock outstanding at the time of effectiveness of and after giving effect to such subdivision or combination.  In any such event referred to in this Section 5.1, the number of shares of Common Stock issuable upon exercise of each Warrant as in effect immediately prior to the Exercise Price adjustment contemplated by the foregoing shall be adjusted immediately thereafter to the amount determined by multiplying such number by the quotient of (x) the Exercise Price in effect immediately prior to such Exercise Price adjustment divided by (y) the Exercise Price determined in accordance with such Exercise Price adjustment.

5.2                               Other Dividends and Distributions.  If at any time or from time to time prior to the exercise of any Warrant the Company shall fix a record date for the making of a dividend or other distribution (other than (i) as contemplated by Section 5.5, (ii) a Stock Dividend covered by Section 5.1 or (iii) a distribution of rights or warrants covered by Section 5.3), to the holders of its Common Stock (collectively, a “Distribution”) of:

(A)                               any evidences of its indebtedness, any shares of its capital stock or any other securities or property of any nature whatsoever (including cash); or

(B)                               any options, warrants or other rights to subscribe for or purchase any of the following: any evidences of its indebtedness, any shares of its capital stock or any other securities or property of any nature whatsoever;

then, in each such case, the Exercise Price in effect immediately prior to the close of business on such record date shall be reduced immediately thereafter to the price determined by multiplying such Exercise Price by the quotient of (x) the Fair Market Value of the Common Stock on the last trading day immediately preceding the first date on which the Common Stock trades regular way on the principal national securities exchange on which the Common Stock is listed or admitted to trading without the right to receive such Distribution, minus the amount of cash and/or the Fair Market Value of the securities, evidences of indebtedness, assets, rights or warrants to be so distributed in respect of one share of Common Stock divided by (y) the Fair Market Value of the Common Stock on the last trading day immediately preceding the first date on which the Common Stock trades regular way on the principal national securities exchange on which the Common Stock is listed or admitted to trading without the right to receive such Distribution; such adjustment shall be made successively whenever such a record date is fixed. In such event, the number of shares of Common Stock issuable upon the exercise of each Warrant as in effect immediately prior to the close of business on such record date shall be increased immediately thereafter to the amount determined by multiplying such number by the quotient of (x) the Exercise Price in effect immediately prior to the adjustment contemplated by the immediately preceding sentence divided by (y) the new Exercise Price determined in accordance with the immediately preceding sentence.  If the Distribution includes Common Stock as well as other items of the sort referred to in Section 5.2(A) or (B), then instead of adjusting for the entire Distribution under this Section 5.2 the Common Stock portion shall be treated as a Stock Dividend that triggers an adjustment to the Exercise Price and number of shares of Common Stock obtainable upon exercise of each Warrant under Section 5.1 and the other items in the Distribution shall trigger a further adjustment to such adjusted Exercise Price and number of shares under this Section 5.2.  In the event that such Distribution is not so made, the Exercise Price and the number of shares of Common Stock issuable upon exercise of each Warrant then in effect shall be readjusted, effective as of the date when the Board determines not to distribute such shares, evidences of indebtedness, assets, rights, cash or warrants, as the case may be, to the Exercise Price that would then be in effect and the number of Shares that would then be issuable upon exercise of this Warrant if such record date had not been fixed.

5.3                               Rights Offerings.  If at any time the Company shall distribute rights or warrants to all or substantially all holders of its Common Stock entitling them, for a period of not more than 45 days, to subscribe for or purchase shares of Common Stock at a price per share less than the Fair Market Value of the Common Stock on the last trading day preceding the date on which the Board declares such distribution of rights or warrants, the Exercise Price in effect immediately prior to the close of business on the record date for such distribution shall be reduced immediately thereafter to the price determined by multiplying such Exercise Price by the quotient of (x) the number of shares of Common Stock outstanding at the close of business on such record date plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Fair Market Value divided by (y) the number of shares of Common Stock outstanding at the close of business on such record date plus the number of shares of Common Stock so offered for subscription or purchase.  In such event, the number of shares of Common Stock issuable upon the exercise of each Warrant as in effect immediately prior to the close of business on such record date shall be increased immediately thereafter to the amount determined by multiplying such number by the quotient of (x) the Exercise Price in effect immediately prior to the adjustment contemplated by the immediately preceding sentence divided by (y) the new Exercise Price determined in accordance with the immediately preceding sentence.  In case any rights or warrants referred to in this Section 5.3 in respect of which an adjustment shall have been made shall expire unexercised and any shares that would have been underlying such rights or warrants shall not have been allocated pursuant to any backstop commitment or any similar arrangement, the Exercise Price and the number of shares of Common Stock issuable upon exercise of each Warrant then in effect shall be readjusted at the time of such expiration to the Exercise Price that would then be in effect and the number of Shares that would then be issuable upon exercise of each Warrant if no adjustment had been made on account of such expired rights or warrants.

5.4                               Issuer Tender or Exchange Offers.  If the Company or any subsidiary of the Company shall consummate a tender or exchange offer for all or any portion of the Common Stock for a consideration per share with a Fair Market Value greater than the Fair Market Value of the Common Stock on the date such tender or exchange offer is first publicly announced (the “Announcement Date”), the Exercise Price in effect immediately prior to the expiration date for such tender or exchange offer shall be reduced immediately thereafter to the price determined by multiplying such Exercise Price by the quotient of (x) the Fair Market Value of the Common Stock on the Announcement Date minus the Premium Per Post-Tender Share divided by (y) the Fair Market Value of the Common Stock on the Announcement Date.  In such event, the number of shares of Common Stock issuable upon the exercise of each Warrant as in effect immediately prior to such expiration date shall be increased immediately thereafter to the amount determined by multiplying such number by the quotient of (x) the Exercise Price in effect immediately prior to the adjustment contemplated by the immediately preceding sentence divided by (y) the new Exercise Price determined in accordance with the immediately preceding sentence.  As used in this Section 5.4 with respect to any tender or exchange offer, “Premium Per Post-Tender Share” means the quotient of (x) the amount by which the aggregate Fair Market Value of the consideration paid in such tender or exchange offer exceeds the aggregate Fair Market Value on the Announcement Date of the shares of Common Stock purchased therein divided by (y) the number of shares of Common Stock outstanding at the close of business on the expiration date for such tender or exchange offer (after giving pro forma effect to the purchase of shares being purchased in the tender or exchange offer).

5.5                               Reorganization, Reclassification, Consolidation, Merger or Sale.  Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets or other transaction, which in each case is effected in such a way that the shares of Common Stock are converted into the right to receive (either directly or upon subsequent liquidation) stock, securities, other equity interests or assets (including cash) with respect to or in exchange for shares of Common Stock is referred to herein as “Organic Change.”  Prior to the consummation of any Organic Change other than an Organic Change involving a Change of Control Exchange, the Company shall make appropriate provision to ensure that each of the Holders shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the Common Stock immediately theretofore acquirable and receivable upon the exercise of such Holder’s Warrants, with the same rights afforded generally to holders of Common Stock in connection with such Organic Change, such stock, securities, other equity interests or assets, in each case as may be issued or payable in connection with the Organic Change with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of such Holder’s Warrants, for an aggregate Exercise Price per Warrant equal to the aggregate Exercise Price per Warrant as in effect immediately prior to such Organic Change.  Prior to the consummation of an Organic Change involving a Change of Control Exchange, the Company shall make appropriate provision to ensure that each of the Holders shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the Common Stock receivable in connection with a Change of Control Exchange, with the same rights afforded generally to holders of Common Stock in such Organic Change, such cash, stock, securities, other equity interests or assets, in each case as may be issued or payable in connection with such Organic Change with respect to or in exchange for such number of shares of Common Stock acquirable by such Holder in such Change of Control Exchange.  In any such case, the Company shall make appropriate provision to insure that all of the provisions of the Warrants shall thereafter be applicable to such stock, securities, other equity interests or assets.  The Company shall not effect any such consolidation, merger or sale of all or substantially all of the Company’s assets where the Warrants will be assumed by the successor entity, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument the obligation to deliver to each such Holder upon exercise of any Warrant, such stock, securities, equity interests or assets (including cash) as, in accordance with Article 5, such Holder may be entitled to acquire.  For the avoidance of doubt, the adjustments set forth in this Section 5.5 shall be applicable to any Warrants that remain outstanding pursuant to this Agreement in connection with a Public Stock Merger or Mixed Consideration Merger (including any adjustment applicable in connection with such Public Stock Merger or Mixed Consideration Merger).

5.6                               Other Adjustments.  The Board shall make appropriate adjustments to the amount of cash or number of shares of Common Stock, as the case may be, due upon exercise of the Warrants, as may be necessary or appropriate to effectuate the intent of this Article 5 and to avoid unjust or inequitable results as determined in its reasonable good faith judgment, in each case to account for any adjustment to the Exercise Price and the number of shares purchasable on exercise of Warrants for the relevant Warrant Certificate that becomes effective, or any event requiring an adjustment to the Exercise Price and the number of shares purchasable on exercise of Warrants for the relevant Warrant Certificate where the record date or effective date (in the case of a subdivision or combination of the Common Stock) of the event occurs, during the period beginning on, and including, the Exercise Date and ending on, and including, the related Settlement Date.

5.7                               Notice of Adjustment.  Whenever the number of shares of Common Stock issuable upon the exercise of each Warrant is adjusted, as herein provided, the Company shall cause the Warrant Agent promptly to mail by first class mail, postage prepaid, to each Holder notice of such adjustment or adjustments.  Additionally, within thirty days following the end of each of the Company’s fiscal years, the Company shall cause the Warrant Agent promptly to mail by first class mail, postage prepaid, to each Holder a certificate of a firm of independent public accountants selected by the Board (who may be the regular accountants employed by the Company) setting forth a summary of all adjustments made during such fiscal year, including the number of shares of Common Stock issuable upon the exercise of each Warrant after each such adjustment, setting forth a brief statement in reasonable detail of the facts requiring each such adjustment and setting forth the computation by which each such adjustment was made. The Warrant Agent shall be fully protected in relying on such certificate, and on any adjustment contained therein, and shall not be deemed to have any knowledge of such adjustment unless and until it shall have received such certificate, and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same from time to time, to any Holder desiring an inspection thereof during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holders to determine whether any facts exist that may require any adjustment of the number of shares of Common Stock or other stock or property issuable on exercise of the Warrants, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment or the validity or value (or the kind or amount) of any shares of Common Stock or other stock or property which may be issuable on exercise of the Warrants, or to investigate or confirm whether the information contained in the above referenced certificate complies with the terms of this Agreement or any other document. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or security instruments or other securities or properties upon the exercise of any Warrant.

6.                                      CHANGE OF CONTROL.

6.1                               Redemption in Connection with a Change of Control Event.  (a) Upon the occurrence of a Change of Control Event (other than a Public Stock Merger or Mixed Consideration Merger), at the election of each Holder in its sole discretion by written notice to the Company or the successor to the Company on or prior to the Exercise Date, such Holder may exchange its outstanding Warrants immediately prior to, and conditioned upon the consummation of, such Change of Control Event for a number of shares of Common Stock in accordance with this Section 6.1 “with the same equivalent value” as the Redemption Value (as defined below) and, to the extent so exchanged, the Warrants shall thereafter be extinguished. For purposes of this Section 6.1, the Exercise Date shall mean (x) if the Company entered into a definitive agreement with respect to a Change of Control Event and has provided to the Holders notice of the date on which the Change in Control Event will become effective at least twenty (20) Business Days prior to the effectiveness of such event, the tenth (10th) Business Day prior to such event and (y) otherwise, the fifth (5th) Business Day following the effectiveness of the Change of Control Event.

(b)                                 For purposes of determining the number of shares of Common Stock “with the same equivalent value” as the Redemption Value, the number of shares of Common Stock to be received for each Warrant by such Holder shall equal the Redemption Value per Warrant divided by the Conversion Value (as defined below) per share of Common Stock.  The “Redemption Value” for any Warrant shall equal the fair value of the Warrant as of the date of such Change of Control Event as determined by an Independent Financial Expert, by employing a valuation based on a computation of the option value of each Warrant using the calculation methods and making the assumptions set forth in Exhibit C. The “Conversion Value” of a share of Common Stock shall equal (i) upon the occurrence of a Change of Control Event pursuant to which each of the outstanding shares of Common Stock held by holders who are not affiliated with the Company or any entity acquiring the Company is exchanged for, converted into or constitutes solely the right to receive a fixed amount of cash as consideration, such cash price, or (ii) upon the occurrence of any other Change of Control Event, the Fair Market Value (calculated for the one trading day period immediately preceding the date of such Change of Control Event and not the ten consecutive trading days immediately preceding the date of such Change of Control Event contemplated by the definition of “Fair Market Value”) of a share of Common Stock as of the trading day immediately preceding the date of such Change of Control Event, Public Stock Merger or Mixed Consideration Merger, as applicable. If a Holder of Warrants does not elect to receive the Redemption Value for such Holder’s Warrants as provided by this Section 6.1, such Warrants will remain outstanding as adjusted pursuant to the provisions of Article 5 hereof.

6.2                               Public Stock Merger.  (a)  In connection with a Public Stock Merger, the Company may by written notice to the Holders not less than ten (10) Business Days prior to the effective date of such Public Stock Merger elect to have all the unexercised Warrants remain outstanding after the Public Stock Merger, in which case the Warrants will remain outstanding as adjusted pursuant to Section 5.5 and the other provisions of Article 5 hereof.

(b)                                 In the case of any Public Stock Merger with respect to which the Company does not make a timely election as contemplated by Section 6.2(a) above, the

Warrants shall be automatically exchanged for a number of shares of Common Stock with the “same equivalent value” as the Redemption Value immediately prior to, and conditioned upon, the effective time of such Public Stock Merger in such a manner that permits the Holder to exercise, with respect to such shares of Common Stock, all of the rights of a Holder of Common Stock as of immediately prior to the effective time of such Public Stock Merger and all rights of a Holder of Common Stock with respect to the consideration to be received in respect of such shares of Common Stock in such Public Stock Merger, and the Warrants shall thereafter be terminated and extinguished. The determinations of the Redemption Value and Conversion Value and the number of shares of Common Stock to be issued shall all be determined in accordance with Section 6.1(b).

6.3                               Mixed Consideration Merger.  (a)  In connection with a Mixed Consideration Merger, the Company may by written notice to the Holders not less than ten (10) Business Days prior to the effective date of such Mixed Consideration Merger elect the following treatment with respect to each outstanding Warrant: (i) the Warrant shall be exchanged for a number of shares of Common Stock with the “same equivalent value” as the Redemption Value (each as determined in accordance with Section 6.1(a)) immediately prior to, and conditioned upon, the effective time of such Mixed Consideration Merger in such a manner that permits the Holder to exercise, with respect to such shares of Common Stock, all of the rights of a Holder of Common Stock as of immediately prior to the effective time of such Mixed Consideration Merger and all rights of a Holder of Common Stock with respect to the consideration to be received in respect of such shares of Common Stock in such Mixed Consideration Merger, and such Warrant shall thereafter be terminated and extinguished, or (ii) the Warrant shall remain outstanding after the Mixed Consideration Merger, as further adjusted pursuant to Section 5.5 and the other provisions of Article 5 hereof.

(b)                                 In the case of any Mixed Consideration Merger with respect to which the Company does not make a timely election as contemplated by Section 6.3(a) above, the Warrants shall be automatically exchanged for shares of Common Stock with the “same equivalent value” as the Redemption Value immediately prior to, and conditioned upon, the effective time of such Mixed Consideration Merger in such a manner that permits the Holder to exercise, with respect to such shares of Common Stock, all of the rights of a Holder of Common Stock as of immediately prior to the effective time of such Mixed Consideration Merger and all rights of a Holder of Common Stock with respect to the consideration to be received in respect of such shares of Common Stock in such Mixed Consideration Merger, and the Warrants shall thereafter be terminated and extinguished. The determinations of the Redemption Value and Conversion Value and the number of shares of Common Stock to be issued shall all be determined in accordance with Section 6.1(b).

6.4                               The Warrant Agent.  The Warrant Agent shall have no duty or obligation to make any of the payments required under this Article 6 unless and until it has been provided with available cash.

7.                                      WARRANT TRANSFER BOOKS.

The Warrant Certificates shall be issued in registered form only. The Company shall cause to be kept at the office of the Warrant Agent designated for such purpose a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Warrant Certificates and of transfers or exchanges of Warrant Certificates as herein provided (the “Warrant Register”).

At the option of the Holder, Warrant Certificates may be exchanged at such office, and upon payment of the charges hereinafter provided.  Whenever any Warrant Certificates are so surrendered for exchange, the Company shall execute, and the Warrant Agent shall countersign, by manual or facsimile signature, and deliver, the Warrant Certificates that the Holder making the exchange is entitled to receive.

All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such registration of transfer or exchange.

Every Warrant Certificate surrendered for registration of transfer or exchange shall (if so required by the Company or the Warrant Agent) be duly endorsed, or be accompanied by a written instrument of transfer in the form attached hereto as Exhibit B or otherwise satisfactory to the Warrant Agent, properly completed and duly executed by the Holder thereof or his attorney duly authorized in writing.  Until a Warrant Certificate is transferred in the Warrant Register, the Company and the Warrant Agent may treat the person in whose name the Warrant Certificate is registered as the absolute owner thereof and of the Warrants represented thereby for all purposes, notwithstanding any notice to the contrary.  Neither the Company nor the Warrant Agent will be liable or responsible for any registration or transfer of any Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary.

No service charge shall be made to a Holder for any registration of transfer or exchange of Warrant Certificates. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Warrant Certificates.  The Warrant Agent shall have no duty under this Section or any Section of this Agreement requiring the payment of taxes and other governmental charges unless and until it is satisfied that all such taxes and/or governmental charges have been paid.  The Warrant Agent shall be deemed satisfied if it receives a certificate from the Company stating that all required taxes and governmental charges have been paid.

8.                                      WARRANT HOLDERS.

8.1                               No Voting Rights.  Prior to the exercise of Warrants and full payment of the Exercise Price thereof, or in the event of Net Share Settlement, prior to the election of a Holder for Net Share Settlement in accordance with the terms of this Agreement, no Holder of a Warrant Certificate, in respect of such Warrants, shall be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote, to consent, to exercise any preemptive right (except as otherwise agreed in writing by the Company, including the subscription rights set forth in the Investment Agreement and the Stock Purchase Agreements), to receive any notice of meetings of stockholders for the election of directors of the Company or any other matter or to receive any notice of any proceedings of the Company

8.2                               Right of Action.  All rights of action in respect of this Agreement are vested in the Holders of the Warrants, and any Holder of Warrants, without the consent of the Warrant Agent or the Holder of any other Warrant, may, on such Holder’s own behalf and for such Holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Holder’s right to exercise or exchange such Holder’s Warrants in the manner provided in this Agreement or any other obligation of the Company under this Agreement.

9.                                      WARRANT AGENT.

9.1                               Nature of Duties and Responsibilities Assumed.  The Company hereby appoints the Warrant Agent to act as agent of the Company as expressly set forth in this Agreement. The Warrant Agent hereby accepts such appointment as agent of the Company and agrees to perform that agency upon the express terms and conditions herein set forth (and no implied terms), by all of which the Company and the Holders, by their acceptance thereof, shall be bound. The Warrant Agent shall not by countersigning Warrant Certificates or by any other act hereunder be deemed to make any representations as to validity or authorization of the Warrants or the Warrant Certificates (except as to its countersignature thereon) or of any securities or other property delivered upon exercise or tender of any Warrant, or as to the accuracy of the computation of the Exercise Price or the number or kind or amount of stock or other securities or other property deliverable upon exercise of any Warrant, the independence of any Independent Financial Expert or the correctness of the representations of the Company made in such certificates that the Warrant Agent receives. The Warrant Agent shall not have any duty to calculate or determine any adjustments with respect to the Exercise Price and the Warrant Agent shall have no duty or responsibility in determining the accuracy or correctness of such calculation. The Warrant Agent shall not (a) be liable for any recital or statement of fact contained herein or in the Warrant Certificates or for any action taken, suffered or omitted to be taken by it in good faith on the belief that any Warrant Certificate or any other documents or any signatures are genuine or properly authorized, (b) be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in the Warrant Certificates, or (c) be liable for any act or omission in connection with this Agreement except for its own gross negligence or willful misconduct (as each is determined by a final, non-appealable judgment of a court of competent jurisdiction). The Warrant Agent is hereby authorized to accept instructions with respect to the performance of its duties hereunder from the President, any Vice President or the Secretary of the Company and to apply to any such officer for instructions (which instructions will be promptly given in writing when requested) and the Warrant Agent shall not be liable and shall be indemnified and held harmless for any action taken or suffered to be taken by it in accordance with the instructions of any such officer, but in its discretion the Warrant Agent may in lieu thereof accept other evidence of such or may require such further or additional evidence as it may deem reasonable.

The Warrant Agent may execute and exercise any of the rights and powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees, provided reasonable care has been exercised in the selection and in the continued employment of any such attorney, agent or employee.  The Warrant Agent shall not be under any obligation or duty to institute, appear in or defend any action, suit or legal proceeding in respect hereof, unless first indemnified to its satisfaction, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without such indemnity. The Warrant Agent shall promptly notify the Company in writing of any claim made or action, suit or proceeding instituted against it arising out of or in connection with this Agreement.

The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may reasonably be required by the Warrant Agent in order to enable it to carry out or perform its duties under this Agreement.  The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

The Warrant Agent shall act solely as agent of the Company hereunder and does not assume any obligation or relationship of agency or trust with any of the owners or holders of the Warrants.  The Warrant Agent shall not be liable except for the failure to perform such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into this Agreement against the Warrant Agent, whose duties and obligations shall be determined solely by the express provisions hereof. Notwithstanding anything in this Agreement to the contrary, Warrant Agent’s aggregate liability under this Agreement with respect to, arising from, or arising in connection with this Agreement, or from all services provided or omitted to be provided under this Agreement, whether in contract, or in tort, or otherwise, is limited to, and shall not exceed, the amounts paid hereunder by the Company to Warrant Agent as fees and charges, but not including reimbursable expenses.

The Warrant Agent may consult with counsel satisfactory to it (which may be counsel to the Company).

Whenever in the performance of its duties under this Agreement the Warrant Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter may be deemed to be conclusively proved and established by a certificate signed by any authorized officer of the Company and delivered to the Warrant Agent; and such certificate will be full authorization to the Warrant Agent for any action taken, suffered or omitted by it under the provisions of this Agreement in reliance upon such certificate.  The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the authorized officers of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it will not be liable for any action taken, suffered or omitted to be taken by it in good faith in accordance with instructions of any such officer.

The Warrant Agent will not be under any duty or responsibility to insure compliance with any applicable federal or state securities laws in connection with the issuance, transfer or exchange of Warrant Certificates.

The Warrant Agent shall have no duties, responsibilities or obligations as the Warrant Agent except those which are expressly set forth herein, and in any modification or amendment hereof to which the Warrant Agent has consented in writing, and no duties, responsibilities or obligations shall be implied or inferred.  Without limiting the foregoing, unless otherwise expressly provided in this Agreement, the Warrant Agent shall not be subject to, nor be required to comply with, or determine if any person or entity has complied with, the Warrant Certificate or any other agreement between or among the parties hereto, even though reference thereto may be made in this Warrant Agreement, or to comply with any notice, instruction, direction, request or other communication, paper or document other than as expressly set forth in this Warrant Agreement.

In the event the Warrant Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Warrant Agent hereunder, the Warrant Agent, may, in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to the Company or any Holder or other person or entity for refraining from taking such action, unless the Warrant Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the satisfaction of the Warrant Agent.

9.2                               Compensation and Reimbursement.  The Company agrees to pay to the Warrant Agent from time to time compensation for all services rendered by it hereunder in accordance with Schedule B hereto and as the Company and the Warrant Agent may agree from time to time, and to reimburse the Warrant Agent for reasonable expenses and disbursements actually incurred in connection with the preparation, delivery, negotiation, amendment, execution and administration of this Agreement (including the reasonable compensation and out of pocket expenses of its counsel), and further agrees to indemnify the Warrant Agent for, and to hold it harmless against, any loss, liability, suit, action, proceeding, judgment, claim, settlement, cost or expense incurred without gross negligence, willful misconduct or bad faith on its part, (as each is determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered or omitted to be taken by the Warrant Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, indirectly or directly.  The Warrant Agent shall not be obligated to expend or risk its own funds or to take any action which it believes would expose it to expense or liability or to a risk of incurring expense or liability, unless it has been furnished with assurances of repayment or indemnity satisfactory to it.

9.3                               Warrant Agent May Hold Company Securities.  The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or its Affiliates or become pecuniarily interested in transactions in which the Company or its Affiliates may be interested, or contract with or lend money to the Company or its Affiliates or otherwise act as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

9.4                               Resignation and Removal; Appointment of Successor.  (a)  No resignation or removal of the Warrant Agent and no appointment of a successor warrant agent shall become effective until the acceptance of appointment by the successor warrant agent as provided herein. The Warrant Agent may resign its duties and be discharged from all further duties and liability hereunder (except liability arising as a result of the Warrant Agent’s own gross negligence, willful misconduct or bad faith) after giving written notice to the Company at least thirty (30) days prior to the date such resignation will become effective. The Company shall, upon written request of Holders of a majority of the outstanding Warrants, remove the Warrant Agent upon written notice provided at least thirty (30) days prior to the date of such removal, and the Warrant Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder, except as aforesaid. The Warrant Agent shall, at the Company’s expense, cause to be mailed at the Company’s expense (by first-class mail, postage prepaid) to each Holder of a Warrant at his last address as shown on the register of the Company maintained by the Warrant Agent a copy of said notice of resignation or notice of removal, as the case may be. Upon such resignation or removal, the Person holding the greatest number of Warrants as of the date of such event shall appoint in writing a new warrant agent reasonably acceptable to the Company. If the Person holding the greatest number of Warrants as of the date of such event shall fail to make such appointment within a period of twenty (20) days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then the Company shall appoint a new warrant agent. Any new warrant agent, whether appointed by a Holder or by the Company, shall be a reputable bank, trust company or transfer agent doing business under the laws of the United States or any state thereof, in good standing and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such new warrant agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such warrant agent prior to its appointment, provided that such reports are published at least annually pursuant to law or to the requirements of a Federal or state supervising or examining authority. After acceptance in writing of such appointment by the new warrant agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent. Not later than the effective date of any such appointment, the Company shall give notice thereof to the resigning or removed Warrant Agent. Failure to give any notice provided for in this Section 9.4(a), however, or any defect therein, shall not affect the legality or validity of the resignation of the Warrant Agent or the appointment of a new warrant agent, as the case may be.

(b)                                 Any Person into which the Warrant Agent or any new warrant agent may be merged or any Person resulting from any consolidation to which the Warrant Agent or any Person resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party or any Person to which the Warrant Agent shall sell or otherwise transfer all or substantially all the assets and business of the Warrant Agent or any new warrant agent shall be a party, shall be a successor Warrant Agent under this Agreement without any further act, provided that such Person would be eligible for appointment as successor to the Warrant Agent under the provisions of Section 9.4(a).  Any such successor Warrant Agent shall promptly cause notice of succession as Warrant Agent to be mailed (by first-class mail, postage prepaid) to each Holder of a Warrant at such Holder’s last address as shown on the register of the Company maintained by the Warrant Agent.

9.5                               Damages.  No party to this Agreement shall be liable to any other party for any consequential, indirect, punitive, special or incidental damages under any provision of this

Agreement or for any consequential, indirect, punitive, special or incidental damages arising out of any act or failure to act hereunder even if that party has been advised of or has foreseen the possibility of such damages.

9.6                               Force Majeure.  In no event shall the Warrant Agent be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services.

9.7                               Survival.  The provisions of this Article 9 shall survive the termination of this Warrant Agreement and the resignation or removal of the Warrant Agent.

10.                               REPRESENTATIONS AND WARRANTIES.

10.1                        Representations and Warranties of the Company.  The Company hereby represents and warrants that the representations and warranties of the Company set forth in Sections 3.1, 3.2, 3.3, 3.4, 3.5 and 3.6 of the Investment Agreement and Stock Purchase Agreements and any other representations and warranties made by the Company in Article III of the Investment Agreement and Stock Purchase Agreements, in each case, to the extent relating to the authorization and issuance of the Warrants and the shares of Common Stock issuable upon exercise thereof, are true and accurate in all respects and not misleading in any respect.

11.                               COVENANTS.

11.1                        Reservation of Common Stock for Issuance on Exercise of Warrants.  The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, solely for the purpose of issue upon exercise of Warrants as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of all Warrants issuable hereunder plus such number of shares of Common Stock as shall then be issuable upon the exercise of other outstanding warrants, options and rights (whether or not vested), the settlement of any forward sale, swap or other derivative contract, and the conversion of all outstanding convertible securities or other instruments convertible into Common Stock or rights to acquire Common Stock. The Company covenants that all shares of Common Stock which shall be issuable shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

11.2                        Notice of Distributions.  At any time when the Company declares any Distribution on its Common Stock, it shall give notice to the Holders of all the then outstanding Warrants of any such declaration not less than 15 days prior to the related record date for payment of the Distribution so declared.

12.                               MISCELLANEOUS.

12.1                        Money and Other Property Deposited with the Warrant Agent.  Any moneys, securities or other property which at any time shall be deposited by the Company or on its behalf with the Warrant Agent pursuant to this Agreement shall be and are hereby assigned, transferred and set over to the Warrant Agent in trust for the purpose for which such moneys, securities or other property shall have been deposited; but such moneys, securities or other property need not be segregated from other funds, securities or other property except to the extent required by law. The Warrant Agent shall distribute any money deposited with it for payment and distribution to a Holder to an account designated by such Holder in such amount as is appropriate. Any money deposited with the Warrant Agent for payment and distribution to the Holders that remains unclaimed for two years after the date the money was deposited with the Warrant Agent shall be paid to the Company.  The Warrant Agent shall not be under any liability for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement.

12.2                        Payment of Taxes.  The Company shall pay all transfer, stamp and other similar taxes that may be imposed in respect of the issuance or delivery of the Warrants or in respect of the issuance or delivery by the Company of any securities upon exercise of the Warrants with respect thereto. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any Warrants, certificate for shares of Common Stock or other securities underlying the Warrants or payment of cash to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise or purchase of a Warrant, and in case of such transfer or payment, the Warrant Agent and the Company shall not be required to issue any security or to pay any cash until such tax or charge has been paid or it has been established to the Warrant Agent’s and the Company’s satisfaction that no such tax or other charge is due.  The Company and each Initial Investor agree that neither the issuance nor exercise of the Warrants is governed by Section 83(a) of the Code or otherwise a compensatory transaction, and the Company agrees that it will not deduct any amount as compensation in connection with such issuance or exercise for federal income tax purpose.

12.3                        Surrender of Certificates.  Any Warrant Certificate surrendered for exercise or purchase shall, if surrendered to the Company, be delivered to the Warrant Agent, and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by the Warrant Agent and shall not be reissued by the Company. The Warrant Agent shall destroy such cancelled Warrant Certificates.

12.4                        Mutilated, Destroyed, Lost and Stolen Warrant Certificates.  If (a) any mutilated Warrant Certificate is surrendered to the Warrant Agent or (b) the Company and the Warrant Agent receive evidence to their satisfaction of the destruction, loss or theft of any Warrant Certificate, and there is delivered to the Company and the Warrant Agent such appropriate affidavit of loss, applicable processing fee and a corporate bond of indemnity as may be required by them and satisfactory to them to save each of them harmless, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Warrant Agent shall countersign and deliver, in exchange for any such mutilated Warrant Certificate or in lieu of any such destroyed, lost or stolen Warrant Certificate, a new Warrant Certificate of like tenor and for a like aggregate number of Warrants.

Upon the issuance of any new Warrant Certificate under this Section 12.4, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the reasonable fees and expenses of the Warrant Agent and of counsel to the Company) in connection therewith.

Every new Warrant Certificate executed and delivered pursuant to this Section 12.4 in lieu of any destroyed, lost or stolen Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the destroyed, lost or stolen Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates of like tenor properly completed and duly executed and delivered hereunder.

The provisions of this Section 12.4 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, destroyed lost or stolen Warrant Certificates.

12.5                        Removal of Legends.  Certificates evidencing the Warrants and shares of Common Stock issued upon exercise of the Warrants shall not be required to contain any legend referenced in Sections 2.1 or 3.6(e) (A) while a registration statement covering the resale of the Warrants or the shares of Common Stock is effective under the Securities Act, or (B) following any sale of any such Warrants or shares of Common Stock pursuant to Rule 144, or (C) following receipt of a legal opinion of counsel to Holder that the remaining Warrants or shares of Common Stock held by Holder are eligible for resale without volume limitations or limitations on manner of sale under Rule 144.  In addition, the Company and the Warrant Agent will agree to the removal of all legends with respect to Warrants or shares of Common Stock deposited with DTC from time to time in anticipation of sale in accordance with the volume limitations and other limitations under Rule 144, subject to the Company’s approval of appropriate procedures, such approval not to be unreasonably withheld, conditioned or delayed.

Following the time at which any such legend is no longer required (as provided above) for certain Warrants or shares of Common Stock, the Company shall promptly, following the delivery by Holder to the Warrant Agent of a legended certificate representing such Warrants or shares of Common Stock, as applicable, deliver or cause to be delivered to the Holder a certificate representing such Warrants or shares of Common Stock that is free from such legend.  In the event any of the legends referenced in Sections 2.1 or 3.6(e) are removed from any of the Warrants or shares of Common Stock, and thereafter the effectiveness of a registration statement covering such Warrants or shares of Common Stock is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities Laws, then the Company may require that such legends, as applicable, be placed on any such applicable Warrants or shares of Common Stock that cannot then be sold pursuant to an effective registration statement or under Rule 144 and Holder shall cooperate in the replacement of such legend.  Such legend shall thereafter be removed when such Warrants or shares of Common Stock may again be sold pursuant to an effective registration statement or under Rule 144.

12.6                        Notices.  (a)  Any notice, demand or delivery authorized by this Agreement shall be sufficiently given or made when mailed if sent by first-class mail, postage prepaid, addressed to any Holder of a Warrant at such Holder’s address shown on the register of the Company maintained by the Warrant Agent and to the Company or the Warrant Agent as follows:

If to the Company, to:

General Growth Properties, Inc.

110 N. Wacker Drive

Chicago, IL 60606
Attention: Marvin J. Levine

Facsimile: (312) 960-5058

with a copy to (which shall not constitute notice):

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Attention: Robert W. Downes

Facsimile: (212) 558-3588

If to the Warrant Agent, to:

American Stock Transfer & Trust Company, LLC

16633 N. Dallas Parkway, Suite 600

Addison, TX 75001

Attention: Barbara J. Robbins

or such other address as shall have been furnished to the party giving or making such notice, demand or delivery.

(b)                                 Any notice required to be given by the Company to the Holders pursuant to this Agreement, shall be made by mailing by registered mail, return receipt requested, to the Holders at their respective addresses shown on the register of the Company maintained by the Warrant Agent. The Company hereby irrevocably authorizes the Warrant Agent, in the name and at the expense of the Company, to mail any such notice upon receipt thereof from the Company. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given when mailed, whether or not the Holder receives the notice.

12.7                        Applicable Law; Jurisdiction.  This Agreement and each Warrant issued hereunder and all rights arising hereunder shall be governed by the internal laws of the State of New York.  In connection with any action, suit or proceeding arising out of or relating to this Agreement or the Warrants, the parties hereto and each Holder irrevocably submit to (i) the exclusive jurisdiction of the United States Bankruptcy Court for the Southern District of New York until the chapter 11 cases of General Growth Properties, Inc. and its Affiliates are closed, and (ii) the nonexclusive jurisdiction of any federal or state court located within the County of New York, State of New York.

12.8                        Persons Benefiting.  This Agreement shall be binding upon and inure to the benefit of the Company and the Warrant Agent, and their respective successors, assigns, beneficiaries, executors and administrators, and the Holders from time to time of the Warrants.  The Holders of the Warrants are express third party beneficiaries of this Agreement and each such Holder of Warrants is hereby conferred the benefits, rights and remedies under or by reason of the provisions of this Agreement as if a signatory hereto.  Nothing in this Agreement is intended or shall be construed to confer upon any Person, other than the Company, the Warrant Agent and the Holders of the Warrants, any right, remedy or claim under or by reason of this Agreement or any part hereof.

12.9                        Counterparts.  This Agreement may be executed in any number of counterparts, each or which shall be deemed an original, but all of which together constitute one and the same instrument.

12.10                 Amendments.  (a)  The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any Holder in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions with regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and, in each case, which shall not adversely affect the interests of any Holder.

(b)                                 In addition to the foregoing, with the consent of the Supermajority Holders, the Company and the Warrant Agent may modify this Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Warrant Agreement or modifying in any manner the rights of the Holders hereunder; provided, however, that no modification effecting the terms upon which the Warrants are exercisable, redeemable or transferable, or reduction in the percentage required for consent to modification of this Agreement, may be made without the consent of each Holder affected thereby.

12.11                 Headings.  The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience and shall not control or affect the meaning or construction of any of the provisions hereof.

12.12                 Entire Agreement.  This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. In the event of any conflict, discrepancy, or ambiguity between the terms and conditions contained in this Agreement and any schedules or attachments hereto, the terms and conditions contained in this Agreement shall take precedence.

12.13                 Specific Performance.  The parties shall be entitled to specific performance of the terms of this Agreement.  Each of the parties hereto hereby waives (i) any defenses in any action for specific performance, including the defense that a remedy at law would be adequate and (ii) any requirement under any Law to post a bond or other security as a prerequisite to obtaining equitable relief.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

GENERAL GROWTH PROPERTIES, INC.

By:	/s/ Marvin J. Levine

Name:	Marvin J. Levine

Title:	Executive Vice President and Chief Legal Officer

American Stock Transfer & Trust Company, LLC,
as Warrant Agent

By:	/s/ Barbara J. Robbins

Name:	Barbara J. Robbins

Title:	Sr. Vice President

[SIGNATURE PAGE TO GGP WARRANT AGREEMENT]

EXHIBIT A-1

FORM OF FACE OF WARRANT CERTIFICATE

THESE WARRANTS AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. THESE WARRANTS AND SUCH SECURITIES MAY BE OFFERED, SOLD OR TRANSFERRED ONLY IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS AND SUBJECT TO THE PROVISIONS OF THE WARRANT AGREEMENT DATED AS OF NOVEMBER 9, 2010 BETWEEN GENERAL GROWTH PROPERTIES, INC. (THE “COMPANY”) AND MELLON INVESTOR SERVICES LLC, WARRANT AGENT. A COPY OF SUCH WARRANT AGREEMENT IS AVAILABLE AT THE OFFICES OF THE COMPANY.

WARRANTS TO PURCHASE COMMON STOCK
OF GENERAL GROWTH PROPERTIES, INC.

No.	Certificate for	Series A-1 Warrants

This certifies that [HOLDER], or registered assigns, is the registered holder of the number of Series A-1 Warrants set forth above. Each Series A-1 Warrant entitles the holder thereof (a “Holder”), subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from GENERAL GROWTH PROPERTIES, INC. (the “Company”) a number of shares of the Company’s common stock, par value $0.01 (“Common Stock”), equal to [INSERT $10.75 FOR BROOKFIELD WARRANTS AND BLACKSTONE B WARRANTS][INSERT $10.50 FOR BLACKSTONE F/P WARRANTS] divided by the Exercise Price (as defined in the Warrant Agreement referred to below), for a price per share of Common Stock equal to the Exercise Price.

This Warrant Certificate is issued under and in accordance with the Warrant Agreement, dated as of November 9, 2010 (the “Warrant Agreement”), between the Company and Mellon Investor Services LLC, a New Jersey limited liability company, as warrant agent (the “Warrant Agent”, which term includes any successor Warrant Agent under the Warrant Agreement), and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Warrant Agent and the Holders of the Warrants.

This Warrant Certificate shall terminate and be void as of the close of business on November 9, 2017 (the “Expiration Date”).

As provided in the Warrant Agreement and subject to the terms and conditions therein set forth, the Series A-1 Warrants shall be exercisable from time to time on any Business Day and ending on the Expiration Date.

The Exercise Price and the number of shares of Common Stock issuable upon the exercise of each Series A-1 Warrant are subject to adjustment as provided in the Warrant Agreement.

All shares of Common Stock issuable by the Company upon the exercise of Series A-1 Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

In order to exercise a Series A-1 Warrant, the registered holder hereof must surrender this Warrant Certificate at the corporate trust office of the Warrant Agent, with the Exercise Subscription Form on the reverse hereof duly executed by the Holder hereof, with signature guaranteed as therein specified, together with any required payment in full of the Exercise Price (unless the Holder shall have elected Net Share Settlement, as such term is defined in the Warrant Agreement) then in effect for the shares(s) of Underlying Common Stock as to which the Series A-1 Warrant(s) represented by this Warrant Certificate are submitted for exercise, all subject to the terms and conditions hereof and of the Warrant Agreement.

The Company shall pay all transfer, stamp and other similar taxes that may be imposed in respect of the issuance or delivery of the Series A-1 Warrants or in respect of the issuance or delivery by the Company of any securities upon exercise of the Series A-1 Warrants with respect thereto. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any Series A-1 Warrants, certificate for shares of Common Stock or other securities underlying the Series A-1 Warrants or payment of cash in each case to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise or purchase of a Series A-1 Warrant, and in case of such transfer or payment, the Warrant Agent and the Company shall not be required to issue any security or to pay any cash until such tax or charge has been paid or it has been established to the Warrant Agent’s and the Company’s satisfaction that no such tax or other charge is due.

This Warrant Certificate and all rights hereunder are transferable by the registered holder hereof, subject to the terms of the Warrant Agreement, in whole or in part, on the register of the Company, upon surrender of this Warrant Certificate for registration of transfer at the office of the Warrant Agent maintained for such purpose in the City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Warrant Agent duly executed by, the Holder hereof or his attorney duly authorized in writing, with signature guaranteed as specified in the attached Form of Assignment. Upon any partial transfer, the Company will issue and deliver to such holder a new Warrant Certificate or Certificates with respect to any portion not so transferred.

No service charge shall be made to a Holder for any registration of transfer or exchange of the Warrant Certificates, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Subject to compliance with any restrictions on transfer under applicable law and this Warrant Agreement, each taker and holder of this Warrant Certificate by taking or holding the same, consents and agrees that this Warrant Certificate when duly endorsed in blank shall be deemed negotiable and that when this Warrant Certificate shall have been so endorsed, the holder hereof may be treated by the Company, the Warrant Agent and all other Persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the Person entitled to exercise the rights represented hereby, or to the transfer hereof on the register of the Company maintained by the Warrant Agent, any notice to the contrary notwithstanding, but until such transfer on such register, the Company and the Warrant Agent may treat the registered Holder hereof as the owner for all purposes.

This Warrant Certificate and the Warrant Agreement are subject to amendment as provided in the Warrant Agreement.

All terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

Copies of the Warrant Agreement are on file at the office of the Company and the Warrant Agent and may be obtained by writing to the Company or the Warrant Agent at the following address: Mellon Investor Services LLC, 200 W. Monroe Street, Suite 1590, Chicago, IL 60606.

This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.

Dated: November 9, 2010

GENERAL GROWTH PROPERTIES, INC.

By:
Name and Title:

By:
Name and Title:

Countersigned:

Mellon Investor Services LLC, as Warrant Agent

By:
Name:
Authorized Officer

EXHIBIT A

FORM OF REVERSE OF SERIES A-1 WARRANT CERTIFICATE

EXERCISE SUBSCRIPTION FORM

(To be executed only upon exercise of Warrant)

To:

The undersigned irrevocably exercises                                              of the Series A-1 Warrants for the purchase of one share (subject to adjustment in accordance with the Warrant Agreement) of common stock, par value $0.01, of General Growth Properties, Inc. for each Series A-1 Warrant represented by the Warrant Certificate and herewith (i) elects for Net Share Settlement of such Series A-1 Warrants by marking X in the space that follows         , or (ii) makes payment of $                               (such payment being by means permitted by the Warrant Agreement and the within Warrant Certificate), in each case at the Exercise Price and on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to, and herewith surrenders this Warrant Certificate and all right, title and interest therein to                                                  and directs that the shares of Common Stock deliverable upon the exercise of such Series A-1 Warrants be registered in the name and delivered at the address specified below.

Date

*
(Signature of Owner)

(Street Address)

	(City)	(State) (Zip Code)

Signature Guaranteed by:

*                                         The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

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Securities to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

Any unexercised Series A-1 Warrants evidenced by the within Warrant Certificate to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

2

EXHIBIT A-2

FORM OF FACE OF WARRANT CERTIFICATE

THESE WARRANTS AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. THESE WARRANTS AND SUCH SECURITIES MAY BE OFFERED, SOLD OR TRANSFERRED ONLY IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS AND SUBJECT TO THE PROVISIONS OF THE WARRANT AGREEMENT DATED AS OF NOVEMBER 9, 2010 BETWEEN GENERAL GROWTH PROPERTIES, INC. (THE “COMPANY”) AND MELLON INVESTOR SERVICES LLC, WARRANT AGENT. A COPY OF SUCH WARRANT AGREEMENT IS AVAILABLE AT THE OFFICES OF THE COMPANY.

WARRANTS TO PURCHASE COMMON STOCK
OF GENERAL GROWTH PROPERTIES, INC.

No.	Certificate for	Series A-2 Warrants

This certifies that [HOLDER], or registered assigns, is the registered holder of the number of Series A-2 Warrants set forth above. Each Series A-2 Warrant entitles the holder thereof (a “Holder”), subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from GENERAL GROWTH PROPERTIES, INC. (the “Company”) by means of Net Share Settlement (as defined in the Warrant Agreement defined below) a number of shares of the Company’s common stock, par value $0.01 (“Common Stock”), equal to $10.50 divided by the Exercise Price (as defined in the Warrant Agreement referred to below), for a price per share of Common Stock equal to the Exercise Price.

This Warrant Certificate is issued under and in accordance with the Warrant Agreement, dated as of November 9, 2010 (the “Warrant Agreement”), between the Company and Mellon Investor Services LLC, a New Jersey limited liability company, as warrant agent (the “Warrant Agent”, which term includes any successor Warrant Agent under the Warrant Agreement), and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Warrant Agent and the Holders of the Warrants.

This Warrant Certificate shall terminate and be void as of the close of business on November 9, 2017 (the “Expiration Date”).

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As provided in the Warrant Agreement and subject to the terms and conditions therein set forth, the Series A-2 Warrants shall be exercisable from time to time on any Business Day and ending on the Expiration Date.

The Exercise Price and the number of shares of Common Stock issuable upon the exercise of each Series A-2 Warrant are subject to adjustment as provided in the Warrant Agreement.

All shares of Common Stock issuable by the Company upon the exercise of Series A-2 Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

In order to exercise a Series A-2 Warrant, the registered holder hereof must surrender this Warrant Certificate at the corporate trust office of the Warrant Agent, with the Exercise Subscription Form on the reverse hereof duly executed by the Holder hereof, with signature guaranteed as therein specified, all subject to the terms and conditions hereof and of the Warrant Agreement.

The Company shall pay all transfer, stamp and other similar taxes that may be imposed in respect of the issuance or delivery of the Series A-2 Warrants or in respect of the issuance or delivery by the Company of any securities upon exercise of the Series A-2 Warrants with respect thereto. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any Series A-2 Warrants, certificate for shares of Common Stock or other securities underlying the Series A-2 Warrants or payment of cash in each case to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise or purchase of a Series A-2 Warrant, and in case of such transfer or payment, the Warrant Agent and the Company shall not be required to issue any security or to pay any cash until such tax or charge has been paid or it has been established to the Warrant Agent’s and the Company’s satisfaction that no such tax or other charge is due.

This Warrant Certificate and all rights hereunder are transferable by the registered holder hereof, subject to the terms of the Warrant Agreement, in whole or in part, on the register of the Company, upon surrender of this Warrant Certificate for registration of transfer at the office of the Warrant Agent maintained for such purpose in the City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Warrant Agent duly executed by, the Holder hereof or his attorney duly authorized in writing, with signature guaranteed as specified in the attached Form of Assignment. Upon any partial transfer, the Company will issue and deliver to such holder a new Warrant Certificate or Certificates with respect to any portion not so transferred.

No service charge shall be made to a Holder for any registration of transfer or exchange of the Warrant Certificates, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Subject to compliance with any restrictions on transfer under applicable law and this Warrant Agreement, each taker and holder of this Warrant Certificate by taking or holding the same, consents and agrees that this Warrant Certificate when duly endorsed in blank shall be

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deemed negotiable and that when this Warrant Certificate shall have been so endorsed, the holder hereof may be treated by the Company, the Warrant Agent and all other Persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the Person entitled to exercise the rights represented hereby, or to the transfer hereof on the register of the Company maintained by the Warrant Agent, any notice to the contrary notwithstanding, but until such transfer on such register, the Company and the Warrant Agent may treat the registered Holder hereof as the owner for all purposes.

This Warrant Certificate and the Warrant Agreement are subject to amendment as provided in the Warrant Agreement.

All terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

Copies of the Warrant Agreement are on file at the office of the Company and the Warrant Agent and may be obtained by writing to the Company or the Warrant Agent at the following address: Mellon Investor Services LLC, 200 W. Monroe Street, Suite 1590, Chicago, IL 60606.

This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.

Dated: November 9, 2010

GENERAL GROWTH PROPERTIES, INC.

By:
Name and Title:

By:
Name and Title:

Countersigned:

Mellon Investor Services LLC, as Warrant Agent

By:
Name:
Authorized Officer

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EXHIBIT A

FORM OF REVERSE OF SERIES A-2 WARRANT CERTIFICATE

EXERCISE SUBSCRIPTION FORM

(To be executed only upon exercise of Warrant)

To:

The undersigned irrevocably exercises                                              of the Series A-2 Warrants for the purchase of one share (subject to adjustment in accordance with the Warrant Agreement) of common stock, par value $0.01, of General Growth Properties, Inc. for each Series A-2 Warrant represented by the Warrant Certificate by means of Net Share Settlement of such Series A-2 Warrants, at the Exercise Price and on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to, and herewith surrenders this Warrant Certificate and all right, title and interest therein to                                                  and directs that the shares of Common Stock deliverable upon the exercise of such Series A-2 Warrants be registered in the name and delivered at the address specified below.

Date

*
(Signature of Owner)

(Street Address)

	(City)	(State) (Zip Code)

Signature Guaranteed by:

*                                         The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

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Securities to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

Any unexercised Series A-2 Warrants evidenced by the within Warrant Certificate to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

2

EXHIBIT B

FORM OF ASSIGNMENT

FOR VALUE RECEIVED the undersigned registered holder of the within Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the within Warrant Certificate not being assigned hereby) all of the right of the undersigned under the within Warrant Certificate, with respect to the number of Warrants set forth below:

Names of Assignees	Address	Social Security or other Identifying Number of Assignee(s)	Series and Number of Warrants

and does hereby irrevocably constitute and appoint                              the undersigned’s attorney to make such transfer on the books of                          maintained for that purpose, with full power of substitution in the premises.

Date:

*
(Signature of Owner)

(Street Address)

	(City)	(State) (Zip Code)

Signature Guaranteed by:

*                                         The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

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EXHIBIT C

Option Pricing Assumptions / Methodology

For the purpose of this Exhibit C:

“Acquiror” means (A) the third party that has entered into definitive document for a transaction, or (B) the offeror in the event of a tender or exchange offer.

“Reference Date” means the date of consummation of a Change of Control Event.

The Redemption Value of the Warrants shall be determined using the Black-Scholes Model as applied to third party options (i.e., options issued by a third party that is not affiliated with the issuer of the underlying stock). For purposes of the model, the following terms shall have the respective meanings set forth below:

Underlying Security Price:	•	In the event of a merger or other acquisition,

		(A)	that is an “all cash” deal, the cash per share of Common Stock to be paid to the Company’s stockholders in the transaction;

		(B)	that is an “all Public Stock” deal,

(1) that is a “fixed exchange ratio” transaction, a “fixed value” transaction where as a result of a cap, floor, collar or similar mechanism the number of Acquiror’s shares to be paid per share of Common Stock to the Company’s stockholders in the transaction is greater or less than it would otherwise have been or a transaction that is not otherwise described in this clause (B)(1) or clause (B)(2) below, the product of (i) the Fair Market Value of the Acquiror’s common stock on the day preceding the date of the Preliminary Change of Control Event and (ii) the number of Acquiror’s shares per share of Common Stock to be paid to the Company’s stockholders in the transaction (provided that the Independent Financial Expert shall make appropriate adjustments to the Fair Market Value of the Acquiror’s common stock referred to above as may be necessary or appropriate to effectuate the intent of this Exhibit C and to avoid unjust or inequitable results as determined in its reasonable good faith judgment, in each case to account for any event impacting the Acquiror’s common stock that is analogous to any of the events described in Article V of this Agreement if the record date, ex date or effective date of that event occurs during or after the 10

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trading day period over which such Fair Market Value is measured) and

(2) that is a “fixed value” transaction not covered by clause (B)(1) above, the value per share of Common Stock to be paid to the Company’s stockholders in the transaction;

		(C)	that is a transaction contemplating various forms of consideration for each share of Common Stock,

(1) the cash portion, if any, shall be valued as described in clause (A) above,

(2) the Public Stock portion shall be valued as described in clause (B) above and

(3) any other forms of consideration shall be valued by the Independent Financial Expert valuing the Warrants, using one or more valuation methods that the Independent Financial Expert in its best professional judgment determines to be most appropriate, assuming such consideration (if securities) is fully distributed and is to be sold in an arm’s-length transaction and there was no compulsion on the part of any party to such sale to buy or sell and taking into account all relevant factors and without applying any discounts to such consideration.

	•	In the event of all other Change of Control Event events, the Fair Market Value per share of the Common Stock on the last trading day preceding the date of the Change of Control Event.

Exercise Price:	The Exercise Price as adjusted and then in effect for the Warrant.

Dividend Rate:	0 (which reflects the fact that the antidilution adjustment provisions cover all dividends).

Interest Rate:

The annual yield as of the Reference Date (expressed on a semi-annual basis in the manner in which U.S. treasury notes are ordinarily quoted) of the U.S. treasury note maturing approximately at the Expiration Date as selected by the Independent Financial Expert.

Put or Call:	Call

Time to Expiration:	The number of days from the Expiration Date (as defined in Section 3.3) to the Reference Date divided by 365.

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Settlement Date:	The scheduled date of consummation of the Change of Control Event.

Volatility:

For calculation of Redemption Value in connection with a Change of Control Event with respect to the Warrants, 20%; provided, however, that if the Warrants are adjusted as a result of a Change of Control Event, volatility for purposes of calculating Redemption Value in connection with succeeding Change of Control Events with respect to such warrants (or their successors) shall be as determined by an Independent Financial Expert engaged to make the calculation, who shall be instructed to assume for purposes of the calculation that such succeeding Change of Control Event had not occurred.

Such valuation of the Warrant shall not be discounted in any way.

For illustrative purposes only, an example Black-Scholes model calculation with respect to a hypothetical warrant appears on the following page.

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Illustrative Example

Inputs:

S = Underlying Security Price

X = Exercise Price

PV(X) = Present value of the Exercise Price, discounted at a rate of R = X * (e^-(R * T))

V = Volatility

R = continuously compounded risk free rate = 2 * [ ln (1 + Interest Rate / 2)]

T = Time to Expiration

W = warrant value per underlying share

Z = number of shares underlying warrants

Value = total warrant value

Formulaic inputs:

D1 = [ ln [ S / X] + (R + (V^2 / 2)) * T)] ÷ (V * √T)

D2 = [ ln [ S / X] + (R - (V^2 / 2)) * T)] ÷ (V * √T)

Black-Scholes Formula

W = [N(D1) * S] — [N(D2) * PV(X)]

Where “N” is the cumulative normal probability function

Value = W * Z

(1)   Note: Amounts calculated herein may not foot due to rounding error. For precise calculations, decimal points should not be rounded.

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Example of a Hypothetical Warrant:(1)

Inputs:

Interest Rate = 4.00%

S = $50.00

X = $60.00

PV(X) = $55.43

V = 25%

R = 3.96%

T = 2

Z = 100

Formulaic inputs:

D1           = [ ln [ S / X] + (R + (V^2 / 2)) * T)] ÷ (V * √T)

= (-0.1149)

D2           = [ ln [ S / X] + (R - (V^2 / 2)) * T)] ÷ (V * √T)

= (-0.4684)

Black-Scholes Formula

W            = [N(D1) * S] — [N(D2) * PV(E)]

= $4.99

Total Warrant Value

Value     = W * Z

= $499

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SCHEDULE A

ALLOCATIONS OF WARRANTS TO INITIAL INVESTORS

Initial Investor	Total Number and Series of Warrants to be Delivered to Initial Investor (on date of Warrant Agreement)

Blackstone Purchaser	5,000,000 Series A-1 Warrants

Brookfield Purchaser	57,500,000 Series A-1 Warrants

Fairholme Purchasers	41,071,429 Series A-2 Warrants

Pershing Square Purchasers	16,428,571 Series A-2 Warrants

SCHEDULE B

WARRANT AGENT COMPENSATION

Service Description	Fees
Warrant Agent

Initial Setup (one-time charge)	$2,500.00

Annual Administration	$3,500.00

Warrant Conversion Agent

Set Up and Administrative Fee	$5,000.00

Processing Accounts, each	$50.00

Conversions requiring additional handling (window items, deficient items, correspondence items, legal items, items not providing a taxpayer identification number, Transfer Requests, etc), additional each	$15.00

Requisitioning Funds, each requisition	$25.00

Expiration	$1,000.00

Special Services	Additional

Out of Pocket Expenses Including Postage, Printing, Stationery, Overtime, Transportation, Microfilming, Imprinting, Mailing, etc.	Additional

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